UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2019

GIGCAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2479 E. Bayshore Rd., Suite 200 Palo Alto, CA	94303
(Address of Principal Executive Offices)	(Zip Code)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GIG	The NYSE Stock Market LLC
Warrants to receive one share of Common Stock	GIG.WS	The NYSE Stock Market LLC
Right to receive one-tenth of one share of Common Stock	GIG.RT	The NYSE Stock Market LLC
Units, each consisting of one share of Common Stock, one right and three-fourths of one warrant	GIG.U

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Forward Share Purchase Agreement with Glazer Capital, LLC

As previously disclosed on the Current Report on Form 8-K filed by GigCapital, Inc., a Delaware corporation (“GigCapital” or the “Company”), with the Securities and Exchange Commission on October 10, 2019, GigCapital entered into a non-binding letter of intent with Glazer Capital, LLC (“Glazer”) for the acquisition of 750,000 shares of common stock of GigCapital, par value $0.0001 per share (the “Glazer Initial Shares”), then held by Glazer and up to an additional 250,000 shares of common stock (the “Glazer Additional Shares,” and together with the Glazer Initial Shares, the “Glazer Shares”) that Glazer may acquire prior to the closing of GigCapital’s business combination (the “Business Combination”) with Kaleyra, S.p.A. (“Kaleyra”, which term also refers to the post-combination Delaware corporation, as GigCapital intends to change its name to Kaleyra, Inc., upon the closing of the Business Combination).

On November 19, 2019, GigCapital and Glazer entered into a Forward Share Purchase Agreement (the “Glazer Purchase Agreement”) pursuant to which Glazer may elect to sell and transfer to Kaleyra, and Kaleyra will purchase the Glazer Shares at a price of $10.68 per Share (the “Glazer Shares Purchase Price”). Glazer shall notify Kaleyra in writing five business days prior to the six month anniversary of the Business Combination Closing Date (as defined below) if it is not exercising its right to sell the Glazer Shares to Kaleyra; otherwise, absent written notification to the contrary, Glazer shall be deemed to have exercised its right to sell all of its Glazer Shares to Kaleyra. Kaleyra will purchase the Glazer Shares from Glazer on the six month anniversary of the closing of the Business Combination (the “Glazer Shares Closing Date”). As of November 11, 2019, Glazer held 922,933 shares of common stock and could acquire up to an additional 77,067 shares of common stock.

In exchange for Kaleyra’s commitment to purchase the Glazer Shares on the Glazer Shares Closing Date, Glazer agreed to continue to hold, and not offer, sell, contract to sell, pledge, transfer, assign, or otherwise dispose of, directly or indirectly, or hedge (including any transactions involving any derivative securities of Kaleyra and any Short Sales (as defined below) involving any of GigCapital and Kaleyra’s securities) the Glazer Shares prior to the six (6) month anniversary of the date of the closing of the Business Combination (the “Business Combination Closing Date”). Glazer further agreed that it will not redeem any of the Glazer Shares in conjunction with GigCapital’s stockholders’ approval of the Business Combination. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities and Exchange Act of 1934 (the “Exchange Act”), whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

Notwithstanding anything to the contrary herein, commencing on the day after the Business Combination Closing Date, Glazer may sell the Glazer Shares in the open market as long as the sales price is above $10.50 per Glazer Share.

Simultaneously with the closing of the Business Combination, Kaleyra will deposit $10.68 million (or such lesser amount as is equal to $10.68 multiplied by the number of Glazer Shares held by Glazer at the Business Combination Closing Date), the aggregate amount necessary to purchase the Glazer Shares, into an escrow account with Continental Stock Transfer and Trust Company (the “Escrow Agent”), subject to the terms of an escrow agreement. Kaleyra’s purchase of the Glazer Shares will be made with funds from the escrow account attributed to the Glazer Shares. In the event that Glazer sells any Glazer Shares as provided for above, it shall provide notice to Kaleyra within three business days of such sale, and Glazer shall instruct the Escrow Agent to release from the escrow account for Kaleyra’s use without restriction an amount equal to the pro rata portion of the escrow attributed to the Glazer Shares which Glazer has sold. In the event that Glazer chooses not to sell to Kaleyra any Glazer Shares that it owns as of the six month anniversary of the Business Combination Closing Date, Glazer shall instruct the Escrow Agent to release all remaining funds from the escrow account for Kaleyra’s use without restriction.

Notwithstanding Kaleyra’s commitment to deposit up to $10.68 million in escrow account for the purchase of the Glazer Shares, GigCapital shall use its best efforts to enter into a letter of credit agreement for the issuance of a standby letter of credit for the benefit of Glazer with Bank of America or another bank acceptable to Glazer (the “Issuing Bank”) as soon as possible to replace the escrow account. If the letter of credit agreement is entered into prior or simultaneously with the closing of the Business Combination, Kaleyra will deposit the $10.68 million (or such lesser amount as is equal to $10.68 multiplied by the number of Glazer Shares held by Glazer at the Business

Combination Closing Date) into a collateral account with the Issuing Bank in lieu of depositing it into an escrow account with the Escrow Agent. If the letter of credit agreement is entered into after the closing of the Business Combination, Glazer will instruct the Escrow Agent to deposit the funds held in the escrow account into the collateral account with the Issuing Bank. Concurrently with the execution of the letter of credit agreement, the Issuing Bank shall issue the letter of credit for the benefit of Glazer in the amount of $10,680,000 (or such lesser amount as is equal to $10.68 multiplied by the number of Glazer Shares held by Glazer at the Business Combination Closing Date). Glazer shall drawdown from the letter of credit to satisfy the payment due to Glazer by Kaleyra for the purchase of the Glazer Shares. In the event that Glazer sells any Glazer Shares pursuant to the sales price restriction set forth above, it shall provide notice to Kaleyra and the Issuing Bank within three business days of such sale, and the Issuing Bank shall release from the collateral account an amount equal to the number of Glazer Shares sold multiplied by $10.68 to Kaleyra for Kaleyra’s use without restriction, with a corresponding reduction in the amount of the letter of credit. In the event that Glazer elects not to sell to Kaleyra any Glazer Shares, the Issuing Bank shall release all funds in the collateral account to Kaleyra for Kaleyra’s use without restriction and terminate the letter of credit.

Nothing in the Glazer Purchase Agreement prohibits or restricts Glazer with respect to the purchase or sale of GigCapital warrants.

The Glazer Purchase Agreement contains customary representations, warranties and covenants from the parties. GigCapital’s obligation to consummate the transactions contemplated by the Glazer Purchase Agreement is subject to the consummation of the Business Combination.

The Glazer Purchase Agreement may be terminated: (i) by mutual written consent of GigCapital and Glazer; and (ii) automatically if GigCapital’s stockholders fail to approve the Business Combination.

The foregoing description is only a summary of the Glazer Purchase Agreement and is qualified in its entirety by reference to the full text of the Glazer Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein. The Glazer Purchase Agreement is included as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with material information regarding its terms and the transaction. It is not intended to provide any other factual information about GigCapital or Glazer. The representations, warranties and covenants contained in the Glazer Purchase Agreement were made only for purposes of that agreement; are solely for the benefit of the parties to the Glazer Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Glazer Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of GigCapital or Glazer.

Forward Share Purchase Agreement with Yakira Capital Management, Inc.

On November 19, 2019, GigCapital and Yakira Capital Management, Inc. (“Yakira”) entered into a Forward Share Purchase Agreement (the “Yakira Purchase Agreement”) pursuant to which (i) Yakira may elect to sell and transfer to Kaleyra, and Kaleyra will purchase the 608,750 shares of common stock of GigCapital currently held by Yakira (the “Initial Shares”), and (ii) Kaleyra will purchase the shares of common stock of GigCapital into which the 439,299 rights (NYSE: GIG.RT) currently held by Yakira (the “Initial Rights”) will convert upon the closing of the Business Combination. The Initial Rights will convert into 43,930 shares of common stock of GigCapital (the “Initial Right Shares”) upon the closing of the Business Combination. Prior to the Business Combination Closing Date, Yakira may, but is not obligated to, acquire an additional 500,000 shares of common stock of GigCapital (the “Additional Shares,” and together with the Initial Shares, the “Yakira Shares”) and 480,000 additional rights (the “Additional Rights,” and together with the Initial Rights, the “Rights”). The Additional Rights may convert into an additional 48,000 shares of common stock of GigCapital (the “Additional Rights Shares,” and together with the Initial Rights Shares, the “Rights Shares”). Yakira’s Additional Rights Shares and Additional Shares shall be purchased by Kaleyra in accordance with the same terms of the purchase of the Initial Rights Shares and the Initial Shares. The entry of a non-binding letter of intent between GigCapital and Yakira with respect to this transaction was previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2019.

Rights and Rights Shares

Kaleyra will purchase the Rights Shares from Yakira at $1.05 per Right (which reflects $10.50 per Rights Share) (the “Rights Share Purchase Price”) as soon as practicable on or after the later of the sixtieth day after the Business Combination Closing Date or January 1, 2020 (the “Rights Shares Closing Date”).

In exchange for Kaleyra’s comment to purchase the Rights Shares, Yakira agreed to continue to hold, and not offer, sell, contract to sell, pledge, transfer, assign, or otherwise dispose of, directly or indirectly, or hedge the Rights (including any transactions involving any derivative securities of Kaleyra and any Short Sales involving any of GigCapital and Kaleyra’s securities), and any Rights Shares that the Rights convert into, until the Rights Shares Closing Date, including not to tender the Rights to GigCapital in response to any tender offer that GigCapital may commence for the Rights.

GigCapital agreed not to enter into an agreement (binding or otherwise) with any other holder of the rights of GigCapital (including Greenhaven Road Capital Fund 1, LP, Greenhaven Road Capital Fund 2, LP, and Kepos Alpha Fund L.P.) to grant more favorable rights to such holder of the rights regarding such holder’s ability to offer, sell, contract to sell, pledge, transfer, assign, or otherwise dispose of, directly or indirectly, or hedge the rights of GigCapital (including engaging in any transactions involving any derivative securities of Kaleyra and any Short Sales involving any of GigCapital and Kaleyra’s securities), and any shares of common stock that the rights of GigCapital convert into, until the Rights Shares Closing Date, than those agreed to between GigCapital and Yakira in the Yakira Purchase Agreement. If GigCapital does enter into such an agreement as described in the previous sentence, it will immediately notify Yakira and offer the same terms to Yakira.

Yakira has the right to terminate the agreement for Kaleyra to purchase the Rights Shares, without penalty, commencing on the thirtieth day after the Business Combination Closing Date and ending on the day prior to the Rights Shares Closing Date, by giving written notice to Kaleyra, in which case it will not be restricted after such time with respect to its ability to dispose of the Rights Shares (subject to the restrictions against transactions involving any derivative securities of Kaleyra and any Short Sales involving any of GigCapital and Kaleyra’s securities).

Yakira Shares

Except as described below, Yakira agreed to continue to hold, and not offer, sell, contract to sell, pledge, transfer, assign, or otherwise dispose of, directly or indirectly, or hedge (including any transactions involving any derivative securities of Kaleyra and any Short Sales (as defined below) involving any of GigCapital and Kaleyra’s securities) the Yakira Shares prior to the six month anniversary of the Business Combination Closing Date. Yakira further agreed to not redeem any of the Yakira Shares in conjunction with GigCapital’s stockholders’ approval of the Business Combination.

Notwithstanding anything to the contrary herein, commencing on the day after the Business Combination Closing Date, Yakira may sell the Yakira Shares in the open market as long as the sales price is above $10.50 per Yakira Share.

If Yakira still owns Yakira Shares as of the four month anniversary of the Business Combination Closing Date, Yakira may sell such Yakira Shares between the four month anniversary and six month anniversary of the Business Combination Closing Date to Kaleyra for a per Share price (the “Yakira Shares Purchase Price”) equal to (a) the per share redemption amount of a share of common stock of GigCapital in connection with GigCapital’s stockholders’ approval of the Business Combination, plus (b) $0.03 per Share for each month (prorated for a partial month) following the Business Combination Closing Date that Yakira has held the Yakira Shares. The closing of the sale of the Yakira Shares to Kaleyra shall occur on the business day following Kaleyra’s receipt of the Yakira Shares exercise notice (the “Yakira Shares Closing Date”). On the Yakira Shares Closing Date, Yakira shall deliver the Yakira Shares to Kaleyra against receipt of the aggregate Yakira Shares Purchase Price, which shall be paid by wire transfer of immediately available funds from the escrow account described below. Yakira may instruct the Escrow Agent to release to Yakira an amount equal to the Shares Purchase Price multiplied by the number of Yakira Shares delivered to Kaleyra from the escrow account on the Shares Closing Date for Yakira’s use without restriction.

Following the closing of the Business Combination, Kaleyra will deposit into an escrow account with the Escrow Agent, subject to an escrow agreement, with a nationally chartered bank the amount of $10.68 per share multiplied by the number of Yakira Shares held by Yakira as of the Business Combination Closing Date. Kaleyra’s purchase of the Yakira Shares will be made with funds from the escrow account attributed to the Yakira Shares. In the event that Yakira sells any Yakira Shares as provided for above, it shall provide notice to Kaleyra within three business days of such sale, and Kaleyra may promptly release from the escrow account for its use without restriction an amount equal to the pro rata portion of the escrow account attributed to the Yakira Shares which Yakira has sold. In the event that Yakira chooses not to sell to Kaleyra any Yakira Shares that it owns as of the six month anniversary of the Business Combination Closing Date, Kaleyra may promptly release all remaining funds from the escrow account for its use without restriction. In the event that the Yakira Shares Purchase Price paid on the Yakira Shares Closing Date is less than $10.68 per Yakira Share, following payment of the Yakira Shares Purchase Price to Yakira, Kaleyra and Yakira shall deliver joint written instructions to the Escrow Agent to release to Kaleyra from the remaining funds in the escrow account an amount equal to the difference between the Yakira Shares Purchase Price and $10.68 per share multiplied by the number of Yakira Shares delivered by Yakira, and the Escrow Agent shall promptly disburse such amount to Kaleyra in accordance with the payment instructions.

General Terms

Nothing in the Yakira Purchase Agreement prohibits or restricts Yakira with respect to the purchase or sale of GigCapital warrants.

The Yakira Purchase Agreement contains customary representations, warranties and covenants from the parties. Each party’s obligation to consummate the transactions contemplated by the Yakira Purchase Agreement is subject to the consummation of the Business Combination.

In addition to Yakira’s separate termination right described above, the Yakira Purchase Agreement may be terminated: (i) by mutual written consent of GigCapital and Yakira; and (ii) automatically if GigCapital’s stockholders fail to approve the Business Combination.

The foregoing description is only a summary of the Yakira Purchase Agreement and is qualified in its entirety by reference to the full text of the Yakira Purchase Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference herein. The Yakira Purchase Agreement is included as an exhibit to this Current Report on Form 8 K in order to provide investors and security holders with material information regarding its terms and the transaction. It is not intended to provide any other factual information about GigCapital or Yakira. The representations, warranties and covenants contained in the Yakira Purchase Agreement were made only for purposes of that agreement; are solely for the benefit of the parties to the Yakira Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Yakira Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of GigCapital or Yakira.

Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding the transactions described above, the Business Combination, the Company and Kaleyra. All statements, other than statements of historical facts, that address activities, events or developments that the Company and/or Kaleyra expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “believe” and “expect”. Such forward-looking statements include, but are not limited to, statements regarding the closing of the transactions described above, closing of the Business Combination, potential capital alternatives or changes to the capital structure of the Company, and the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the Business Combination and future business plans of the Company and Kaleyra management teams. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are based on certain assumptions and analyses made by the management of the Company and/or Kaleyra in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on the Company and Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company or Kaleyra will be those anticipated and actual results may differ materially from those expressed in this press release due to many factors such as, but not limited to, the ability to satisfy closing conditions for the Business Combination, including that the Company stockholders will approve the Business Combination, the ability of the combined company to meet the NYSE’s listing standards, and that the Company will have sufficient capital upon the approval of the Business Combination to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. These statements speak only as of the date they are made and none of the Company and/or Kaleyra undertakes any obligation to update any forward-looking statements contained in this press release to reflect events or circumstances which arise after the date of this Current Report on Form 8-K.

No Offer or Solicitation

This Current Report on Form 8-K shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Forward Share Purchase Agreement, dated November 19, 2019, by and between GigCapital, Inc. and Glazer Capital, LLC

10.2	Forward Share Purchase Agreement, dated November 19, 2019, by and between GigCapital, Inc. and Yakira Capital Management, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2019

By:	/s/ Dr. Avi S. Katz
Name:	Dr. Avi S. Katz
Title:	Chief Executive Officer, President and Executive Chairman of the GigCapital, Inc. Board